Rule 497(e)

File No. 333-146827

Innovator ETFs ® Trust

(the “Trust”)

Innovator International Developed Power Buffer ETF™ – March

(the “Fund”)

Supplement To the Fund’s Prospectus
Dated March 1, 2024

February 21, 2025

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately one year. The current Outcome Period for the Fund will end on February 28, 2025, and the Fund will commence a new Outcome Period that will begin on March 1, 2025 and end on February 28, 2026. The Fund’s Cap will not be determined until the start of the new Outcome Period on March 1, 2025. A supplement to the Fund’s prospectus will be filed on February 28, 2025 that will include the actual Cap for the new Outcome Period, which may be higher or lower than the estimated Cap ranges set forth below. As of February 21, 2025, the expected range of the Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator International Developed Power Buffer ETF™ – March	IMAR	12.15% – 17.15% (11.30% – 16.30% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference